As filed with the Securities and Exchange Commission on June 30, 1999
                                                      Registration No. 333-81235
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------


                                 AMENDMENT No. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
              ----------------------------------------------------
                               Royster-Clark, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Delaware                                       2875                                     76-0329525
     ---------------------------------               ----------------------------                    -------------------
        (State or other jurisdiction                 (Primary Standard Industrial                      (I.R.S. Employer
     of incorporation or organization)               Classification Code Number)                     Identification No.)

                     ---------------------------------------
                        10 Rockefeller Plaza - Suite 1120
                            New York, New York 10020
                                 (212) 332-2965
          -------------------------------------------------------------
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                    -----------------------------------------
                    See Table of Additional Registrants below
                    -----------------------------------------
                             Francis P. Jenkins, Jr.
                Chairman of the Board and Chief Executive Officer
                               Royster-Clark, Inc.
                        10 Rockefeller Plaza - Suite 1120
                            New York, New York 10020
                                 (212) 332-2965
            ---------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                     ---------------------------------------
                                 With Copies to:
                             Craig L. Godshall, Esq.
                             Dechert Price & Rhoads
                            4000 Bell Atlantic Tower
                                1717 Arch Street
                        Philadelphia, Pennsylvania 19103
                                 (215) 994-4000
                     ---------------------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. | |

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |


                     ---------------------------------------
     The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                               Royster-Clark, Inc.

                         Table of Additional Registrants

                                                                                                                 IRS
                                                                               Primary Standard                Employer
                                                          State of        Industrial Classification         Identification
Name                                                   Incorporation              Code Number                     No.
----                                                   -------------      -------------------------         --------------
Royster-Clark Group, Inc.......................           Delaware                   2875                     13-4055347
Royster-Clark AgriBusiness, Inc................           Delaware                   5191                     58-1599501
Royster-Clark Nitrogen, Inc....................           Delaware                   2873                     36-3536929
Royster-Clark Hutson, Inc......................           Kentucky                   5191                     61-0895190
Royster-Clark Resources LLC....................           Delaware                   5191                     22-3652274
Royster-Clark Realty LLC.......................           Delaware                   6512                     22-3648552
Royster-Clark AgriBusiness Realty LLC..........           Delaware                   6512                     22-3648546
Royster-Clark Hutson's Realty LLC..............           Delaware                   6512                     22-3648548
Royster-Clark Nitrogen Realty LLC..............           Delaware                   6512                     22-3648549

     The address, including zip code, and telephone number, including area code, of the principal offices of the additional registrants listed above (the "Additional Registrants") is: 10 Rockefeller Plaza-Suite 1120, New York, New York 10020; the telephone number at that address is (212) 332-2965.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

     Section 145 of the Delaware General Corporation Law provides in relevant part that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The certificate of incorporation of IMC AgriBusiness, Inc. and the bylaws of IMC AgriBusiness, Inc., IMC Nitrogen Company and Hutson's Ag Service, Inc. contain indemnification provisions permitted by Section 145 of the Delaware General Corporation Law.

     In addition, Section 145 provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Each of the Bylaws of IMC AgriBusiness, Inc. and IMC Nitrogen Company contain indemnification provisions permitted by Section 145 of the Delaware General Corporation Law.

     Section 145 also provides that to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or defense of any claim issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith. The Bylaws of Hutson's Ag Service, Inc. expressly include such a provision.

     Furthermore, Section 145 provides that nothing in the above-described provisions shall be deemed exclusive of any other rights to indemnification or advancement of expenses to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     The Bylaws of the Company provide for the indemnification of any person entitled to indemnity under law, to the fullest extent permitted by law.

     The Bylaws of Royster-Clark Group provide for the indemnification of any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the company or a constituent corporation absorbed in a consolidation or merger, or is or was serving at the request of the company or a constituent corporation absorbed in a consolidation or merger, as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or is or was a director or officer of the company serving at its request as an administrator, trustee or other fiduciary of one or more of the employee benefit plans of the company or other enterprise, against expenses (including attorneys' fees), liability and loss actually and reasonably incurred or suffered by such person in connection with such proceeding, whether or not the indemnified liability arises or arose from any threatened, pending or completed proceeding by or in the right of the company, except to the extent that such indemnification is prohibited by applicable law.

     Section 102(b)(7) of the Delaware General Corporation Law provides that a corporation may in its certificate of incorporation eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability: for any breach of the director's duty of loyalty to the corporation or its stockholders; for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; under Section 174 of the Delaware General Corporation Law (pertaining to certain prohibited acts including unlawful payment of dividends or unlawful purchase or redemption of the corporation's capital stock); or for any transaction from which the director derived an improper personal benefit. The Certificate of Incorporation of each of the Company, Royster-Clark Group, IMC Nitrogen Company and IMC AgriBusiness, Inc., contains a provision so limiting the personal liability of directors.

Item 21. Exhibits and Financial Statement Schedules

     (a) Exhibits:

                                  EXHIBIT INDEX


  Exhibit No.                          Description
  -----------                          -----------

     2.01        Stock Purchase Agreement dated January 21, 1999 by and among
                 IMC Global Inc., The Vigoro Corporation and R-C Delaware
                 Acquisition Inc.*
     2.02        First Amendment to the Stock Purchase Agreement dated as of April 13, 1999 among IMC Global Inc.,
                 The Vigoro Corporation and R-C Delaware Acquisition Inc.
     3.01        Restated Certificate of Incorporation of the Company.
     3.02        Certificate of Amendment of Restated Certificate of Incorporation of the Company.
     3.03        Amended and Restated Bylaws of the Company.
     3.04        Amended and Restated Certificate of Incorporation of Royster-Clark Group, Inc.
     3.05        Bylaws of Royster-Clark Group, Inc.
     3.06        Certificate of Incorporation of IMC AgriBusiness Inc.
     3.07        Certificate of Amendment to Certificate of Incorporation of IMC AgriBusiness Inc.
     3.08        Bylaws of IMC AgriBusiness Inc.+
     3.09        Certificate of Incorporation of IMC Nitrogen Company.
     3.10        Certificate of Amendment to Certificate of Incorporation of IMC Nitrogen Company.
     3.11        Bylaws of IMC Nitrogen Company.
     3.12        Articles of Incorporation of Hutson's Ag Service, Inc.
     3.13        Certificate of Amendment to Certificate of Incorporation of Hutson's Ag Service, Inc.
     3.14        Bylaws of Hutson's Ag Service, Inc.
     3.15        Certificate of Formation of Royster-Clark Resources LLC.
     3.16        Limited Liability Company Agreement of Royster-Clark Resources LLC.
     3.17        Certificate of Formation of Royster-Clark Realty LLC.
     3.18        Limited Liability Company Agreement of Royster-Clark Realty LLC.
     3.19        Certificate of Formation of Royster-Clark AgriBusiness Realty LLC.
     3.20        Limited Liability Company Agreement of Royster-Clark AgriBusiness Realty LLC.
     3.21        Certificate of Formation of Royster-Clark Hutson's Realty LLC.
     3.22        Limited Liability Company Agreement of Royster-Clark Hutson's Realty LLC.
     3.23        Certificate of Formation of Royster-Clark Nitrogen Realty LLC.
     3.24        Limited Liability Company Agreement of Royster-Clark Nitrogen Realty LLC.
     4.01        Indenture dated as of April 22, 1999 by and among the Company, the Guarantors, and the United States Trust Company of New
                 York, as Trustee.
     4.02        Form of 10-1/4% First Mortgage Note Due 2009 (included in Exhibit 4.01).



  Exhibit No.                          Description
  -----------                          -----------

     4.03        Registration Rights Agreement dated as of April 22, 1999 by and among the Company, the Guarantors, and Donaldson, Lufkin & Jenrette Securities Corporation and J.P. Morgan Securities Inc. (each an
                 "Initial Purchaser").
     4.04        Exchange Agreement dated as of April 22, 1999 among 399 Venture Partners, Inc., Francis P. Jenkins,
                 Jr., Royster-Clark, Inc. and Royster-Clark Group, Inc.
     4.05        Registration Rights Agreement dated as of April 22, 1999 by and among Royster-Clark Group, Inc.,
                 399 Venture Partners, Inc., and other stockholders of Royster-Clark Group, Inc.
     4.06        Securities Purchase and Holders Agreement dated as of April 22, 1999 by and among Francis P.
                 Jenkins, Jr., 399 Ventures, and certain management stockholders.+
     4.07        Preferred Stockholders' Agreement dated as of April 22, 1999 by and among 399 Venture Partners,
                 Inc. and certain management Stockholders.
     5.01        Opinion of Dechert Price & Rhoads.
    10.01        Credit Agreement dated as of April 22, 1999 by and among the Company, the Guarantors, various lenders, DLJ Capital Funding, as arranger and syndication agent, J.P. Morgan Securities Inc., as documentation agent and U.S. Bancorp Ag Credit, Inc., as administrative agent.
    10.02        Purchase Agreement dated April 15, 1999 among the Company, the Guarantors and the Initial
                 Purchasers.
    10.03        Supply Agreement dated as of April 22, 1999 among IMC Kalium Ltd., IMC-Agrico Company and the
                 Company. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.**
    10.04        Company Employee Savings and Investment Plan.
    10.05        Royster-Clark Group, Inc. 1999 Restricted Stock Purchase and Option Plan.
    10.06        Employment Agreement dated as of April 22, 1999 by and among Francis P. Jenkins, Jr., Royster-Clark
                 Group, Inc. and Royster-Clark, Inc.
    10.07        Master Conveyance Agreement dated as of April 22, 1999 by and among IMC Global Inc., The Vigoro
                 Corporation, the Company and United States Trust Company of New York
    12.01        Statement of Computation of  Ratio of Earnings to Fixed Charges.***
    21.01        Subsidiaries of the Company and the Additional Registrants.***
    23.01        Consent of Dechert Price & Rhoads (included in the opinion filed as Exhibit 5.01).
    23.02        Consent of KPMG LLP.
    23.03        Consent of Ernst & Young LLP.
    24.01        Power of Attorney (included on each of the signature pages).
    25.01        Statement of Eligibility and Qualification of United States Trust Company of New York on Form T-1.
    27.1         Financial Data Schedule - Royster-Clark, Inc.
    27.2         Financial Data Schedule - AgriBusiness.
    99.01        Form of Letter of Transmittal.***
    99.02        Notice of Guaranteed Delivery.***
    99.03        Schedule 1 - Allowance for Doubtful Accounts-Royster-Clark, Inc.
    99.04        Schedule 1 - Allowance for Doubtful Accounts-AgriBusiness.



---------------
* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this Agreement are omitted. The Exhibit contains a list identifying the contents of all schedules and the Registrants agree to furnish supplementally copies of such schedules to the Commission upon request.

** Portions of this exhibit have been omitted pursuant to a request for confidential treatment.


***  Filed herewith.
+    Was previously filed. Re-filed herewith. Redline tags indicate changes.
---------------


     (b) Financial Statement Schedules. Included as Exhibits 99.03 and 99.04 of
Item 21(a).

Item 22. Undertakings

     (a) Each of the undersigned registrants hereby undertakes:

          (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (c) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (d) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the corporation being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.


                                        ROYSTER-CLARK, INC.

                                        By: /s/ Francis P. Jenkins, Jr.
                                            ----------------------------------
                                            Francis P. Jenkins, Jr.
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer




     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



         Signature                                  Title
         ---------                                  -----
/s/ Francis P. Jenkins, Jr.           Chairman of the Board of Directors and Chief Executive
---------------------------           Officer (principal executive officer)
Francis P. Jenkins, Jr.


              *                       Managing Director, Finance (principal financial officer
---------------------------           and principal accounting officer)
Walter R. Vance



/s/ Thomas F. McWilliams              Director
---------------------------
Thomas F. McWilliams

/s/ Randolph G. Abood                 Director
---------------------------
Randolph G. Abood


*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact




                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.

                                        ROYSTER-CLARK GROUP, INC.


                                        By: /s/ Francis P. Jenkins, Jr.
                                            ----------------------------------
                                            Francis P. Jenkins, Jr.
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer




     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



        Signature                                Title
        ---------                                -----
/s/ Francis P. Jenkins, Jr.           Chairman of the Board of Directors and Chief Executive
---------------------------           Officer (principal executive officer)
Francis P. Jenkins, Jr.


             *                        Managing Director, Finance (principal financial officer
---------------------------           and principal accounting officer)
Walter R. Vance



/s/ Thomas F. McWilliams              Director
---------------------------
Thomas F. McWilliams

/s/ Randolph G. Abood                 Director
---------------------------
Randolph G. Abood



*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.


                                       ROYSTER-CLARK AGRIBUSINESS, INC.

                                        By: /s/ Francis P. Jenkins, Jr.
                                            ----------------------------------
                                           Francis P. Jenkins, Jr.
                                           Chairman of the Board of Directors
                                           and Chief Executive Officer





     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



         Signature                            Title
         ---------                            -----
/s/ Francis P. Jenkins, Jr.     Chairman of the Board of Directors and Chief Executive
---------------------------     Officer (principal executive officer)
Francis P. Jenkins, Jr.


             *                  Treasurer (principal financial officer and principal
---------------------------     accounting officer)
Walter R. Vance


/s/ G. Kenneth Moshenek         Director
---------------------------
G. Kenneth Moshenek

/s/ Randolph G. Abood           Director
---------------------------
Randolph G. Abood



*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact




                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.


                                       ROYSTER-CLARK NITROGEN, INC.

                                        By: /s/ Francis P. Jenkins, Jr.
                                            ----------------------------------
                                            Francis P. Jenkins, Jr.
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer




     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



        Signature                             Title
        ---------                             -----
/s/ Francis P. Jenkins, Jr.     Chairman of the Board of Directors and Chief Executive
---------------------------     Officer (principal executive officer)
Francis P. Jenkins, Jr.


             *                  Treasurer (principal financial officer and principal
---------------------------     accounting officer)
Walter R. Vance


/s/ G. Kenneth Moshenek         Director
---------------------------
G. Kenneth Moshenek

/s/ Randolph G. Abood           Director
---------------------------
Randolph G. Abood


*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact



                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.


                                    ROYSTER-CLARK HUTSON, INC.

                                    By: /s/ Francis P. Jenkins, Jr.
                                        ----------------------------------
                                        Francis P. Jenkins, Jr.
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer





     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



      Signature                           Title
      ---------                           -----
/s/ Francis P. Jenkins, Jr.     Chairman of the Board of Directors and Chief Executive
---------------------------     Officer (principal executive officer)
Francis P. Jenkins, Jr.

              *                 Treasurer (principal financial officer and principal
---------------------------     accounting officer)
Walter R. Vance

/s/ G. Kenneth Moshenek         Director
---------------------------
G. Kenneth Moshenek

/s/ Randolph G. Abood           Director
---------------------------
Randolph G. Abood


*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact




                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.


                                             ROYSTER-CLARK RESOURCES LLC

                                              By: /s/ Francis P. Jenkins, Jr.
                                                  -----------------------------
                                                  Francis P. Jenkins, Jr.
                                                  Chief Executive Officer





     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



           Signature                                               Title
           ---------                                               -----
/s/ Francis P. Jenkins, Jr.                        Chief Executive Officer (principal executive officer)
--------------------------------
Francis P. Jenkins, Jr.

                *                                  Vice President (principal financial officer and
--------------------------------                   principal accounting officer)
Walter R. Vance

Royster-Clark AgriBusiness, Inc., sole member

By: /s/ Francis P. Jenkins, Jr.                    Chief Executive Officer
    ---------------------------
    Francis P. Jenkins, Jr.

/s/ G. Kenneth Moshenek                            Director of Royster-Clark AgriBusiness, Inc., sole
-------------------------------                    member
G. Kenneth Moshenek

/s/ Randolph G. Abood                              Director of Royster-Clark AgriBusiness, Inc., sole
-------------------------------                    member
Randolph G. Abood


*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact




                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.


                                                 ROYSTER-CLARK REALTY LLC

                                                 By: /s/ Francis P. Jenkins, Jr.
                                                     ---------------------------
                                                      Francis P. Jenkins, Jr.
                                                      Chief Executive Officer





     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



          Signature                                       Title
          ---------                                       -----
/s/ Francis P. Jenkins, Jr.                Chief Executive Officer (principal executive officer)
--------------------------------
Francis P. Jenkins, Jr.

               *                           Vice President (principal financial officer and
--------------------------------           principal accounting officer)
Walter R. Vance

Royster-Clark, Inc., sole member


By: /s/ Francis P. Jenkins, Jr.            Chief Executive Officer
    ---------------------------
    Francis P. Jenkins, Jr.

/s/ Thomas F. McWilliams                   Director of Royster-Clark, Inc., sole member
-------------------------------
Thomas F. McWilliams

/s/ Randolph G. Abood                      Director of Royster-Clark, Inc., sole member
-------------------------------
Randolph G. Abood


*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact



                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.


                                        ROYSTER-CLARK AGRIBUSINESS REALTY LLC

                                        By: /s/ Francis P. Jenkins, Jr.
                                            -------------------------------
                                            Francis P. Jenkins, Jr.
                                            Chief Executive Officer





     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



          Signature                                                  Title
          ---------                                                  -----
/s/ Francis P. Jenkins, Jr.                           Chief Executive Officer (principal executive officer)
-------------------------------------
Francis P. Jenkins, Jr.


                  *                                   Vice President (principal financial officer and
-------------------------------------                 principal accounting officer)
Walter R. Vance


Royster-Clark AgriBusiness, Inc., sole member

By: /s/ Francis P. Jenkins, Jr.                       Chief Executive Officer
    --------------------------------
    Francis P. Jenkins, Jr.

/s/ G. Kenneth Moshenek                               Director of Royster-Clark AgriBusiness, Inc., sole
------------------------------------                  member
G. Kenneth Moshenek


/s/ Randolph G. Abood                                 Director of Royster-Clark AgriBusiness, Inc., sole
------------------------------------                  member
Randolph G. Abood


*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact




                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.


                                           ROYSTER-CLARK HUTSON'S REALTY LLC

                                           By: /s/ Francis P. Jenkins, Jr.
                                               --------------------------------
                                               Francis P. Jenkins, Jr.
                                               Chief Executive Officer




     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



                   Signature                                        Title
                   ---------                                        -----
/s/ Francis P. Jenkins, Jr.                 Chief Executive Officer (principal executive officer)
---------------------------------
Francis P. Jenkins, Jr.


                  *                         Vice President (principal financial officer and
---------------------------------           principal accounting officer)
Walter R. Vance


Royster-Clark Hutson, Inc., sole member

By: /s/ Francis P. Jenkins, Jr.             Chief Executive Officer
    ---------------------------------
    Francis P. Jenkins, Jr.

/s/ G. Kenneth Moshenek                     Director of Royster-Clark Hutson, Inc., sole member
-------------------------------------
G. Kenneth Moshenek

/s/ Randolph G. Abood                       Director of Royster-Clark Hutson, Inc., sole member
-------------------------------------
Randolph G. Abood


*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact




                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June 1999.


                                            ROYSTER-CLARK NITROGEN REALTY LLC

                                            By: /s/ Francis P. Jenkins, Jr.
                                                -------------------------------
                                                Francis P. Jenkins, Jr.
                                                Chief Executive Officer





     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities at the above-named Registrant on June 30, 1999.



           Signature                                        Title
           ---------                                        -----
/s/ Francis P. Jenkins, Jr.                 Chief Executive Officer (principal executive officer)
---------------------------------
Francis P. Jenkins, Jr.


                 *                          Vice President (principal financial officer and
---------------------------------           principal accounting officer)
Walter R. Vance


Royster-Clark Nitrogen, Inc.,
 sole member

By: /s/ Francis P. Jenkins, Jr.             Chief Executive Officer
    -----------------------------
    Francis P. Jenkins, Jr.

/s/ G. Kenneth Moshenek                     Director of Royster-Clark Nitrogen, Inc., sole member
---------------------------------
G. Kenneth Moshenek

/s/ Randolph G. Abood                       Director of Royster-Clark Nitrogen, Inc., sole member
---------------------------------
Randolph G. Abood


*By: /s/ Randolph G. Abood
    -----------------------
    Randolph G. Abood
    Attorney-in-fact




                                  EXHIBIT INDEX

Exhibit No.                                               Description                                          Page
-----------                                               -----------                                          ----

2.01              Stock Purchase Agreement dated January 21, 1999 by and among IMC Global Inc., The Vigoro
                  Corporation and R-C Delaware Acquisition Inc.*
2.02              First Amendment to the Stock Purchase Agreement dated as of April 13, 1999 among IMC Global
                  Inc., The Vigoro Corporation and R-C Delaware Acquisition Inc.
3.01              Restated Certificate of Incorporation of the Company.
3.02              Certificate of Amendment of Restated Certificate of Incorporation of the Company.
3.03              Amended and Restated Bylaws of the Company.
3.04              Amended and Restated Certificate of Incorporation of Royster-Clark Group, Inc.
3.05              Bylaws of Royster-Clark Group, Inc.
3.06              Certificate of Incorporation of IMC AgriBusiness Inc.
3.07              Certificate of Amendment to Certificate of Incorporation of IMC AgriBusiness Inc.
3.08              Bylaws of IMC AgriBusiness Inc.+
3.09              Certificate of Incorporation of IMC Nitrogen Company.
3.10              Certificate of Amendment to Certificate of Incorporation of IMC Nitrogen Company.
3.11              Bylaws of IMC Nitrogen Company.
3.12              Articles of Incorporation of Hutson's Ag Service, Inc.
3.13              Certificate of Amendment to Certificate of Incorporation of Hutson's Ag Service, Inc.
3.14              Bylaws of Hutson's Ag Service, Inc.
3.15              Certificate of Formation of Royster-Clark Resources LLC.
3.16              Limited Liability Company Agreement of Royster-Clark Resources LLC.
3.17              Certificate of Formation of Royster-Clark Realty LLC.
3.18              Limited Liability Company Agreement of Royster-Clark Realty LLC.
3.19              Certificate of Formation of Royster-Clark AgriBusiness Realty LLC.
3.20              Limited Liability Company Agreement of Royster-Clark AgriBusiness Realty LLC.
3.21              Certificate of Formation of Royster-Clark Hutson's Realty LLC.
3.22              Limited Liability Company Agreement of Royster-Clark Hutson's Realty LLC.
3.23              Certificate of Formation of Royster-Clark Nitrogen Realty LLC.
3.24              Limited Liability Company Agreement of Royster-Clark Nitrogen Realty LLC.
4.01              Indenture dated as of April 22, 1999 by and among the Company, the Guarantors, and the
                  United States Trust Company of New York, as Trustee.
4.02              Form of 10-1/4% First Mortgage Note Due 2009 (Included in Exhibit 4.01).


Exhibit No.                                               Description                                          Page
-----------                                               -----------                                          ----

 4.03             Registration Rights Agreement dated as of April 22, 1999 by and among the Company, the
                  Guarantors, and Donaldson, Lufkin & Jenrette Securities Corporation and J.P. Morgan
                  Securities Inc. (each an "Initial Purchaser").
 4.04             Exchange Agreement dated as of April 22, 1999 among 399 Venture Partners, Inc., Francis P.
                  Jenkins, Jr., Royster-Clark, Inc. and Royster-Clark Group, Inc.
 4.05             Registration Rights Agreement dated as of April 22, 1999 by and among Royster-Clark Group,
                  Inc., 399 Ventures Partners, Inc., and other stockholders of Royster-Clark Group, Inc.
 4.06             Securities Purchase and Holders Agreement dated as of April 22, 1999 by and among  399
                  Venture Partners, Inc. and certain management stockholders.+
 4.07             Preferred Stockholders' Agreement dated as of April 22, 1999 by and among 399 Venture
                  Partners, Inc. and certain management stockholders.
 5.01             Opinion of Dechert Price & Rhoads.
10.01             Credit Agreement dated as of April 22, 1999 by and among the Company, the Guarantors, various lenders, DLJ Capital Funding, as arranger and syndication agent, J.P. Morgan
                  Securities Inc., as documentation agent and U.S. Bancorp Ag Credit, Inc., as administrative agent.
10.02             Purchase Agreement dated April 15, 1999 among the Company, the Guarantors and the Initial
                  Purchasers.
10.03             Supply Agreement dated as of April 22, 1999 among IMC Kalium Ltd., IMC-Agrico Company and the Company.  Portions of this exhibit have been omitted pursuant to a request for confidential treatment.**
10.04             Company Employee Savings and Investment Plan.
10.05             Royster-Clark Group, Inc. 1999 Restricted Stock Purchase and Option Plan.
10.06             Employment Agreement dated as of April 22, 1999 by and among Francis P. Jenkins, Jr.,
                  Royster-Clark Group, Inc. and Royster-Clark, Inc.
10.07             Master Conveyance Agreement dated as of April 22, 1999 by and among IMC Global Inc., the
                  Vigoro Corporation, the Company and the United States Trust Company of New York
12.01             Statement of Computation of  Ratio of Earnings to Fixed Charges.***
21.01             Subsidiaries of the Company and the Additional Registrants.***
23.01             Consent of Dechert Price & Rhoads (included in the opinion filed as Exhibit 5.01).
23.02             Consent of KPMG LLP.
23.03             Consent of Ernst & Young LLP.
24.01             Power of Attorney (included on each of the signature pages).
25.01             Statement of Eligibility and Qualification of United States Trust Company of New York on
                  Form T-1.
27.1              Financial Data Schedule - Royster-Clark, Inc.
27.2              Financial Data Schedule - AgriBusiness.
99.01             Form of Letter of Transmittal.***
99.02             Notice of Guaranteed Delivery.***
99.03             Schedule 1 - Allowance for Doubtful Accounts-Royster-Clark, Inc.
99.04             Schedule 1 - Allowance for Doubtful Accounts-AgriBusiness.

---------------
* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this Agreement are omitted. The Exhibit contains a list identifying the contents of all schedules and the Registrants agree to furnish supplementally copies of such schedules to the Commission upon request.


** Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

***  Filed herewith.


+    Was previously filed. Re-filed herewith. Redline tags indicate changes.